UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2016

MERIDIAN WASTE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004
 (Address of principal executive offices)

(404) 539-1147
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Securities Purchase Agreement – Series C Preferred Stock

On August 26, 2016, the Company completed a closing (the “Closing”) of a private placement offering to accredited investors (the “Offering”) of up to $4,000,000 of Series C Preferred Stock, having a stated value of equal to $100 per share and a par value of $0.001 per share, and providing for dividends at a rate of 8% per annum.

In connection with the Closing, the Company entered into a definitive securities purchase agreement (the “Securities Purchase Agreement”) with one (1) accredited investor (the “Investor”), and issued an aggregate of 5,000 shares of Series C Preferred Stock for aggregate gross proceeds to the Company of $500,000.

The Company utilized the services of a FINRA registered placement agent for the Offering. In connection with the Closing, the Company will pay such placement agent an aggregate cash fee of $31,250 and will issue to such placement agent or its designees 7,812 shares of Common Stock. The net proceeds to the Company from the Closing, after deducting the foregoing fees and other Offering expenses, are expected to be approximately $468,750.

The Company intends to use the proceeds of the placement for capital expenditures. The Closing occurred following the satisfaction of customary closing conditions.

From July 20, 2016 through August 26, 2016, the Company completed closings of the Offering (including the Closing) with an aggregate of four (4) accredited investors and issued an aggregate of 12,750 shares of Series C Preferred Stock for aggregate gross proceeds to the Company of $1,275,000.

The representations and warranties contained in the Securities Purchase Agreement were made by the parties to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Securities Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements, and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and their agreements.

The above description of the Securities Purchase Agreement does not purport to be complete and are qualified in its entirety by the full text of the form of such document, the form of which is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Securities Exchange Agreements

Effective August 26, 2016, the Company entered into securities exchange agreements (the “Securities Exchange Agreements for First 2016 Private Placement”) with all of investors (the “First 2016 Private Placement Investors”) who participated in a private placement offering of the Company’s common stock from March 23, 2016 through April 8, 2016, purchasing an aggregate of 1,428,571 shares for an aggregate of $1,600,000 (the “First 2016 Private Placement”), pursuant to which the First 2016 Private Placement Investors agreed to exchange the shares of common stock received in the First 2016 Private Placement, and all of the rights attached thereto (including, the rights associated with the “true-up” adjustment), on a dollar for dollar basis, for 16,000 shares of Series C Preferred Stock (the “First 2016 Private Placement Series C Exchange”).

Effective August 26, 2016, the Company entered into securities exchange agreements (the “Securities Exchange Agreements for Second 2016 Private Placement” with all of investors (the “Second 2016 Private Placement Investors”) who participated in a private placement offering, as amended, of the Company’s common stock from June 3, 2016 through June 29, 2016, purchasing an aggregate of 625,000 shares for an aggregate of $700,000 (the “Second 2016 Private Placement”), pursuant to which the Second 2016 Private Placement Investors agreed to exchange the shares of common stock received in the Second 2016 Private Placement, and all of the rights attached thereto (including, the warrant issued in connection therewith), on a dollar for dollar basis, for 7,000 shares of Series C Preferred Stock (the “Second 2016 Private Placement Series C Exchange” and, together with the First 2016 Private Placement Series C Exchange, the “Series C Exchange”).

Following the Series C Exchange, the 2016 First Private Placement Investors no longer hold any rights under the First 2016 Private Placement and the Second 2016 Private Placement Investors no longer hold any rights under the Second 2016 Private Placement, and all common stock issued thereunder, and warrants issued in connection therewith, will be cancelled. The Company did not receive any cash proceeds from the Series C Exchange.

The above descriptions of the Securities Exchange Agreement for First 2016 Private Placement and the Securities Exchange Agreement for Second 2016 Private Placement do not purport to be complete and are qualified in their entirety by the full text of the forms of such documents, which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities issued pursuant to the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2016)
10.2	Form of Exchange Agreement for First 2016 Private Placement*
10.3	Form of Exchange Agreement for Second 2016 Private Placement*

 *filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: September 1, 2016	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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